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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): OCTOBER 30, 2001

                             SUN NETWORK GROUP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                    33-42498                  65-024624
          -------                    --------                  ---------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation             File Number)           Identification No.)

         1515 University Drive Suite 111-C Coral Springs, Florida 33065
         --------------------------------------------------------------
               (Address of principal executive offices) (ZipCode)


        Registrant's telephone number, including area code (561) 662-4928

                             SUN EXPRESS GROUP, INC.
                             -----------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The name of the Company was changed from Sun Express Group, Inc. to Sun Network Group, Inc. on July 16, 2001.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

The following board members have resigned effective August 9, 2001:
Guy T. Lindley and Robert Munson

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUN NETWORK GROUP, INC.
                                           -----------------------
                                               (Registrant)

Date:  October 30, 2001                    /s/ T. JOSEPH COLEMAN
                                           -----------------------
                                               (Signature)*

                                           T. JOSEPH COLEMAN, PRESIDENT
                                           ----------------------------
                                           *Print name and title of the
                                           signing officer under his signature.